QUARTERLY REPORT
June 30, 2010

FMI
Large Cap
Fund
(FMIHX)

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

June 30, 2010

Dear Fellow Shareholders:

The FMI Large Cap Fund lost 10.31%(1) compared to a loss of 11.43%(2) for the benchmark Standard & Poor’s 500 Index in the June quarter. Producer Manufacturing, Technology Services and the Consumer Non-Durables sectors all helped relative performance, while Energy, Commercial Services and Health Technology detracted.  BP (sold June 1) was the biggest decliner, while AmerisourceBergen advanced nicely in the quarter.  Eighty-four percent of the S&P 500 stocks lost ground in the quarter.

Volatility and worry returned to the market in the second quarter.  Seventy percent of the trading days in May experienced moves of 1% or more, while 20% of the days had 3% or greater volatility.  Gold ($1,243/oz.) continues to hit new highs, yet somewhat strangely, the 10-year U.S. Treasury yield (2.94%) is in the lowest decile since 1957. Are investors worried about inflation or deflation? Yes, as the old joke goes.  In a moment we’ll discuss these and other issues we feel are causing increased investor angst.  But first, the conclusion, self-serving as it might seem: equities stand the best chance of not only growing wealth, but protecting its purchasing power over the long run.

In the near term, the case for deflation may be every bit as strong as the case for inflation. The U.S. continues to struggle with deflationary debt loads and weak labor markets. Housing statistics remain grim, with foreclosure rates showing no sign of abating and home prices flat to down on a sequential basis.  As many as seven million homes are empty and eight million more are in various stages of distress.  Capacity utilization bounced off the bottom but remains well below average.  Consumer balance sheets are still unhealthy. Talk of a “double dip” permeates the airwaves.  Absent the replenishment of inventories, the economy appears to be weaker than one would expect at this point in the cycle. Recent data shows consumer prices dipping slightly.  History shows, however, that mild to moderate deflationary environments have been quite good for stocks.

Source: The Leuthold Group 2010

Conversely, if the Fed’s policies take their natural course and Washington elects not to default, both will get what they want: inflation.  Of course, they want the kind that won’t hurt; the one that will ease the burden of paying back debt as well as give a little top-line bump to the economy, not the one that makes interest rates soar and wages and prices spiral higher.  Of course, time will tell on the subject of inflation, but history shows that moderately rising prices are also good for stocks.  Even if inflation eventually becomes a more virulent variety, we still like the case for stocks, although at that point it is a relative argument. Equities represent a call on businesses that can adjust to inflation.  Durable franchises selling necessary goods can change cost structures, pricing policies and end markets.  Bonds, cash, precious metals and commodities can’t do this.
______________

(1)	The average annual total returns of the FMI Large Cap Fund for 1 year and annualized 5 year and since inception (12-31-01) periods ended June 30, 2010 were 16.96%, 3.27% and 5.41%, respectively.
(2)	The average annual total returns of the S&P 500 for 1 year and annualized 5 year and since inception (12-31-01) periods ended June 30, 2010 were 14.43%, -0.79%, and 0.68%, respectively.

1945: Allocation of U.S. Government Outlays (millions)	1965: Allocation of U.S. Government Outlays (millions)

1985: Allocation of U.S. Government Outlays (millions)	2010E: Projected U.S. Government Outlays (millions)

Source: Office of Management and Budget

Debt, Deficits

Over the last several years we have repeatedly raised the red flag with respect to debt, deficits and unfunded liabilities (primarily Social Security and healthcare).  These liabilities are so extreme that they could threaten our democracy, although presumably leaders will eventually recognize this and take strong remedial action.  The U.S. Government is currently running a budget deficit of $1.5 trillion, or approximately 10% of GDP. Total debt outstanding is around $13 trillion or roughly 89% of GDP.  These are remarkably high figures by historical standards.  The 2010 budget is approximately $3.7 trillion, so we are borrowing about 40% of our annual outlays.

The last time America ran deficits as high as today was in 1945.  Ninety percent of 1945 expenditures were for National Defense and just 2% went to Payments for Individuals, which included Social Security, Medical Care, Public Assistance, Federal Employee Retirement, Unemployment and Other.  Similar charts for 1965, 1985, and 2010 are also shown.  Lyndon Johnson gave his “Great Society” speech in 1964. In 1965, the Defense portion was 46% and Payments for Individuals was 28%. In 1985, the Defense portion was 27% and Payments for Individuals was 45%.  By 2010 (projected), 20% will go to National Defense and 64% will be Payments for Individuals.

We have also created the following additional charts showing the major constituents within the Payments for Individuals section for the same four periods:

1945: Payments to Individuals (millions)	1965: Payments to Individuals (millions)

1985: Payments to Individuals (millions)	2010E: Payments to Individuals (millions)

Source: Office of Management and Budget

While all spending categories have grown significantly, Social Security and Medical Care growth are noteworthy.  The table on the following page shows the compound annual growth rates from both 1965 and 1985 for these constituents, compared to Inflation and Population growth.  Population and Inflation have grown at compound rates of 1.4% and 4.5%, and 1.2% and 2.9%, respectively, for the periods beginning in 1965 and 1985. Social Security has grown at an 8.2% clip over the past 45 years, while Medical Care has raced ahead at a 14.1% pace, and we haven’t yet even begun paying for the recent expansion in coverage.  Public Assistance and Federal Retirement are also compounding at high rates. According to the Bureau of Economic Analysis, average annual compensation (including benefits), for federal civilian workers is $119,982, compared to $59,909 for private industry.  Decades ago, government workers made less than private sector workers; now they make twice as much.  Every category of social spending has increased far more rapidly than our ability to pay.  The National Defense spending growth rates of 6.1% and 4.1%, respectively, in the two periods shown have advanced more slowly than any of the social categories, but are still at unsustainable rates.

	Annualized Growth	Annualized Growth
	from 1965-2009	from 1985-2009
Inflation	4.5%	2.9%
Population	1.4%	1.2%
Social Security	8.2%	5.5%
Medical Care	14.1%	8.9%
Federal Employee Retirement	7.9%	5.0%
Public Assistance and Related Programs	8.3%	7.9%
Unemployment, Housing, Food & Other Public Assistance	10.6%	6.8%
Total Payments for Individuals	9.6%	6.8%
National Defense Spending	6.1%	4.1%

The Keynesians tell us that the government can and should step in to prop up the economy to make up for a dearth in private sector spending.  The equations all say it should work.  We’re a trillion dollar increase into the latest iteration of this philosophy that won’t die.  Where is the multiplier effect? Where are the private sector employment gains?  Where is the GDP growth?  Perhaps our leaders might consider that the long arm of the government may be hindering rather than helping.  Our conversations with business people and entrepreneurs indicate a high level of caution about employing both labor and capital, with the primary factors being concern about America’s long-term fiscal health and onerous mandates.

Source: David Ranson

Taxes

Some will argue that we will just have to raise taxes in order to close the deficit. While it is a virtual certainty that taxes will be raised, it isn’t clear at all whether tax receipts will rise.  In a recent Wall Street Journal piece, David Ranson, head of research at W.C. Wainwright & Co. Economics, illustrated and expanded on work first introduced in the early 1990s by a Hoover Institute economist, Kurt Hauser.  This data spans eight decades and shows that federal tax receipts always fall short of 20% of GDP, despite big changes in marginal tax rates in both directions.  This has become known as Hauser’s Law (see chart).  The budgets Washington has projected assume gains from higher taxes that history has demonstrated time and time again will not materialize.  Mr. Ranson points out that large tax increases reduce GDP, and therefore, revenues too.  Quite simply, there is really no way out of our predicament except to lower spending.  This reality has recently been brought home to Greece, Spain and other Western European countries that face fiscal crises.  Significant reductions in public sector programs and benefits will become reality in these nations, as they will elsewhere.

Employment

Unofficially, we are 12 months into the economic recovery, yet the U.S. labor force still isn’t growing. After some signs of life in March and April, the May labor report showed just 41,000 private sector jobs created.  The headline unemployment rate of 9.7% dropped, but if the labor force had held constant, the unemployment rate would have been 9.9%. Forty-six percent of unemployed workers in America have been out of work for six months or more.  Heretofore, it has been politically easy to extend unemployment benefits (now a record 99 weeks), but recently the extension has been allowed to expire.  Perhaps this reflects acknowledgement that there is some connection between the most generous unemployment benefits of all time and stubbornly high unemployment.

While industry often tangles with government, there seems to be an unusual level of frustration recently with what is perceived to be Washington’s anti-business attitude.  The Wall Street Journal reported recently that in a study released in June, The Business Roundtable group detailed hundreds of separate actions and decisions that stifle manufacturing, innovation and job growth. Ivan Seidenberg, the CEO of Verizon and the current head of the group, reiterated a point we’ve made several times in these letters, calling our corporate tax structure “a major impediment to international competitiveness,” citing the administration efforts to raise taxes on foreign earnings and slowing movement on a proposed overhaul of the U.S. corporate tax code (note that the U.S. has the second highest corporate tax rate of all but one of the OECD countries).  While abusive executive compensation schemes and high profile financial shenanigans have resulted in a backlash against corporations (and rightly so) we are concerned that new legislative initiatives and regulations may hurt the prospect for a genuine recovery in employment.

This is not to suggest that there aren’t some good ideas embedded in the recent financial regulation overhaul bill (not signed as of this writing).  The so-called Volcker Rule and more oversight over derivatives appear to be good ideas, but overall it is another huge piece of legislation that increases the scope and power of the government.  Regulators have always had the authority to check Wall Street and the banks (market share concentration, capital requirements, off-balance sheet lending, etc.).  Congressional policy toward Fannie Mae and Freddie Mac was at the heart of the financial crisis, yet, ironically, these entities are not even addressed in the legislation and continue to cost taxpayers hundreds of billions of dollars.  So, regulators and Congress not performing up to par gives cover to create yet more regulation and more legislation?

The only certainty coming out of the Washington whirling dervish is a raft of new agencies and increased government payrolls.  It appears that the health care legislation alone creates 159 government programs, offices or agencies.  Growing public sector jobs is not the path to recovery; it is a path to ruin. Recently the USA Today reported that paychecks from private businesses shrank to their smallest share of personal income in U.S. history.

The Economy

It is remarkable that despite a hostile business and regulatory climate, the economy continues to claw its way forward.  Some think the mountains of stimulus money are masking weakness that would otherwise manifest itself. We actually believe the opposite. It seems to us that businesses have been overly cautious because the government has been so active.  Out of necessity, these conditions will reverse over time, which should result in more sustainable, private sector-driven economic growth.

Most of the pundits continue to be fixated on the housing market as a key to the economy. We don’t agree.  It may be years before the housing market is healthy, but that doesn’t necessarily condemn the macro picture.  Other sectors are gaining ground, including technology, bioscience, specialty chemicals, certain industrials and consumer staples.  Most of the companies we track regularly are telling us that conditions in the U.S. are either stable or improving. [They aren’t hiring, but they are growing earnings.] Despite a currency and fiscal crisis, Europe appears to be flat to up modestly.  We raised the caution flag on China in the last quarter because we saw many signs of excess.  The Shanghai Index has dropped about 20% recently, due perhaps to a multitude of issues, but certainly the Chinese government’s attempt to cool the property market has been a factor.  The overall longer-term outlook for China, India and most of Asia remains positive.

The Stock Market

Contrarians generally do better than trend followers in the stock market.  By the time trends are recognized and embraced, forces have already started working in the other direction.  The capital cycle brings money into popular areas, damaging the profitability of the incumbents.  Capital vacating industries with excess capacity sets the stage for an eventual turnaround in these sectors.  Psychology and politics work in similar fashion.  Debt and deficit fear-mongering, which we are most definitely guilty of, serves a great purpose to both the stock market and society.  Problems that aren’t generally recognized are usually what upend the market.  For example, the vast majority of people didn’t recognize the tech or real estate bubbles, not to mention derivatives or off-balance sheet financing.  The realization of these problems was a big negative surprise, which hurt the stock market.  With a rising level of scrutiny and attention focused on fiscal policy today, there is not only a better chance that forces will be employed to fix it, but it may also assure this won’t become the source of a future stock market surprise.

We reiterate the earlier statement that stocks have the best chance to protect and enhance real wealth over the long term.  Very few assets besides stocks can adjust to a changing environment.  The graph below shows stocks seemingly inexorable rise, despite many challenges over time. We believe this will continue going forward.

The Dow Jones Industrial Average:  1900 - 2010

Source: Dow Jones & Company

Thank you for your confidence in the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Patrick J. English, CFA
Chairman & CEO	President & Chief Investment Officer
Fiduciary Management, Inc. (Adviser)	Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
June 30, 2010 (Unaudited)

Shares		Value (b)
COMMON STOCKS — 93.5% (a)
COMMERCIAL SERVICES SECTOR — 6.3%
	Financial Publishing/Services — 2.9%
2,751,000	McGraw-Hill
	Companies, Inc.	$77,413,140
	Miscellaneous
	Commercial Services — 3.4%
3,873,000	Cintas Corp.	92,835,810
CONSUMER NON-DURABLES SECTOR — 13.0%
	Beverages: Alcoholic — 4.1%
1,764,000	Diageo PLC - SP-ADR	110,673,360
	Food: Major Diversified — 5.2%
2,864,000	Nestlé S.A. - SP-ADR	138,159,360
	Household/Personal Care — 3.7%
1,658,000	Kimberly-Clark Corp.	100,524,540
CONSUMER SERVICES SECTOR — 3.9%
	Media Conglomerates — 3.9%
3,653,000	Time Warner Inc.	105,608,230
DISTRIBUTION SERVICES SECTOR — 10.7%
	Food Distributors — 4.4%
4,153,000	Sysco Corp.	118,651,210
	Medical Distributors — 3.3%
2,761,000	AmerisourceBergen
	Corp.	87,661,750
	Wholesale Distributors — 3.0%
821,000	W. W. Grainger, Inc.	81,648,450
ELECTRONIC TECHNOLOGY SECTOR — 3.8%
	Electronic Components — 3.8%
3,984,000	Tyco Electronics Ltd.	101,113,920
FINANCE SECTOR — 13.3%
	Financial Conglomerates — 2.9%
1,948,000	American Express Co.	77,335,600
	Major Banks — 4.8%
5,189,000	Bank of New York
	Mellon Corp.	128,116,410
	Property/Casualty Insurance — 5.6%
1,885,000	Berkshire Hathaway
	Inc. - Cl B	150,215,650
HEALTH TECHNOLOGY SECTOR — 8.6%
	Medical Specialties — 8.6%
2,234,000	CareFusion Corp.	50,711,800
2,118,000	Covidien PLC	85,101,240
3,206,000	DENTSPLY
	International Inc.	95,891,460
		231,704,500
INDUSTRIAL SERVICES SECTOR — 2.0%
	Oilfield Services/Equipment — 2.0%
965,000	Schlumberger Ltd.	53,403,100
PROCESS INDUSTRIES SECTOR — 2.7%
	Chemicals: Agricultural — 2.7%
1,560,000	Monsanto Co.	72,103,200
PRODUCER MANUFACTURING SECTOR — 9.4%
	Industrial Conglomerates — 9.4%
1,800,000	3M Co.	142,182,000
3,143,000	Tyco International Ltd.	110,727,890
		252,909,890
RETAIL TRADE SECTOR — 7.0%
	Discount Stores — 4.7%
2,644,000	Wal-Mart Stores, Inc.	127,097,080
	Specialty Stores — 2.3%
3,165,000	Staples, Inc.	60,293,250
TECHNOLOGY SERVICES SECTOR — 8.8%
	Data Processing Services — 4.4%
2,891,000	Automatic Data
	Processing, Inc.	116,391,660
	Information Technology Services — 4.4%
3,076,000	Accenture PLC	118,887,400

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2010 (Unaudited)

Shares or
Principal
Amount		Value (b)
COMMON STOCKS — 93.5% (a) (Continued)
TRANSPORTATION SECTOR — 4.0%
	Air Freight/Couriers — 4.0%
1,907,000	United Parcel
	Service, Inc. - Cl B	$108,489,230
	Total common stocks	2,511,236,740
SHORT-TERM INVESTMENTS — 7.3% (a)
	Commercial Paper — 7.3%
$196,500,000	U.S. Bank, N.A.,
	0.10%, due 07/01/10	196,500,000
	Total investments	2,707,736,740
	Liabilities, less cash
	and receivables — (0.8%) (a)	(21,418,722)
	TOTAL NET ASSETS	$2,686,318,018

	Net Asset Value Per Share
	($0.0001 par value,
	300,000,000 shares
	authorized), offering
	and redemption price
	($2,686,318,018 ÷ 200,491,508 shares outstanding)	$13.40

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipts

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.